Westside Energy
Corporation
April 2007

➢
Westside Energy (“Westside”, “WHT”, or the “Company”) has significant acreage position in the prolific Barnett Shale with favorable lease terms and substantial growth potential.
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The Company recently closed a $25.0 million debt financing with Wellington that will fund 2007 project budget.
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The Company has a highly experienced management team & Board.
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WHT has partnerships with experienced operators:
▪
Joint Venture with Forest Oil in Hill County.
▪
Farm-outs in North Program to Crusader Energy.
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Westside has access to rigs and well services to accelerate growth.
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3D seismic available or permitted over an area of 70 square miles.
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WHT has seen significant increases in reserves and production.
Investment Merits

Combined Operations Overview
(1) Some acreage participation rights are subject to joint operating agreements.
(2) Includes existing and pending.
(3) Approximately 55 square miles.
WHT Leasehold
CLAY
MONTAGUE
COOKE
JACK
WISE
DENTON
PALO PINTO
PARKER
TARRANT
COMANCHE
HOOD
JOHNSON
ELLIS
HILL
CORYELL
ERATH
HAMILTON
LAMPASAS
MILLS
BOSQUE
SOMMERVILLE
3-D Seismic(2)
Forest Acreage
Range Acreage
Future Forest 3-D
Seismic(3)
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Approximately 76,000 gross acres (1).
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Numerous drilling locations in close proximity to existing pipeline infrastructure.
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Focused on well-defined shales in areas with established wells with a history of long life production and reserves.
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Numerous large operators in the immediate area.
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3-D seismic over approximately 12,500 acres in Hill / Ellis Counties.

Well	Initial Production (Mmcfe/d)	One Month Gross Production		
		Mbbls	Mmcf	Cash Flow[1]
North Program				
Pruitt #4 (Vertical)	3.0	3	41	$347
Christian #1 (Vertical)	3.5	9	34	$573
Fortenberry #2H (Horizontal)	Flowing Back	-	-	-
Hill County				
Primula #1 (Horizontal)	2.1	-	50	NA

Westside Energy Corporation

➢
Additional activity:
▪
1 vertical well (0.4 net) completed and currently unloading.
▪
2 vertical wells (0.7 net) drilled and waiting on pipeline.
▪
1 horizontal well (0.5 net) drilled and waiting on completion.
▪
1 horizontal well (0.5 net) drilling.
(1) Net of royalties, severance taxes, lease operating expenses and marketing adjustments ($ in thousands).
➢
New wells on production:
Operations Update

New Project Capital
$15.1 Million
8 gross (4.0 net) wells
Drilling Capex
$12.0 Million
Land  & Seismic
$3.1 Million
Operations Update – 2007 Project Budget

➢
400+ ft shale thickness – Barnett Shale depth at approximately 7,500 feet
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3-D over 12,500 acres.
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Offset well control.
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Proven horizontal production area.
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15,355 gross (10,784 net) acres(1).
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Approximately 90 – 140 drilling locations.
(1) Subject to joint operating agreements.
(2) Includes existing and pending.
(3) Approximately 55 square miles.
The Southeast Program is located in Hill and Ellis Counties in Texas. The Company recently entered into a joint exploration agreement with Forest Oil Corporation covering 340 square miles in an area of mutual interest in Hill County, Texas.  The agreement provides that Westside and Forest Oil will each assign a 50% interest in certain properties to each other. Drilled two wells and currently drilling a third (first completed well came on over 2.0 mmcfe/d).
WHT Leasehold
 3-D Seismic(2)
Forest Acreage
Range Acreage
Range Well
Location
JOHNSON
ELLIS
HILL
Future Forest
3-D Seismic(3)
Southeast Program

Hill County Activity as of April 2007	Total Wells Permitted	Vertical Wells	Horizontal Wells
Devon Energy	22	0	22
EOG Resources	19	6	13
DTE Gas Resources	16	1	15
JW Operating	12	1	11
EnCana	11	0	11
Quicksilver	10	0	10
Westside Energy	4	0	4
Reichmann Petroleum	3	0	3
Carrizo Oil & Gas	2	0	2
Chesapeake Energy	2	0	2
Aspect Energy	1	1	0
Finley Resources	1	0	1
Williams	1	0	1
Whitehead	1	1	0

CLEBURNE EAST
GRANDVIEW
COVINGTON
ITASCA
BLANTON
HILLSBORO WEST

Westside Energy Corporation

Hill County Activity & Offset Wells
1
2
Westside Hill County Wells
DTE Gas Resources Hill County Wells
Devon/Chief Oil & Gas Hill County Wells
1
Johnson / Hill County (to the South) Line
2
WHT currently drilling with Forest Oil
Producing Gas Well
Permitted Location
Horizontal Well
EOG Hill County Well

WHT Acreage
3mi
drillinginfo

Operator	Well	Test Rate (mcfd)	Lateral Length (feet)	Date
Devon	Mastin S	2,158	1,800	9/30/06
Devon	Gatlin	1,822	1,600	10/31/06
Devon	IGR	2,091	1,900	11/18/06
Finley	Blair	1,826	1,600	7/26/06
DTE	Hooks #1	1,515	1,400	7/6/06
DTE	Hooks #2	2,243	1,600	8/28/06
DTE	Hooks #3	2,417	2,300	9/18/06
EOG	Radke 1-H	3,216	2,280	10/29/06
EOG	Kimbrell 2-H	2,767	4,145	11/28/06
Averages		*2,228*	*2,069*	
Westside	Primula		1,450	

Westside Energy Corporation

Hooks #1,2,3
Kimball 2-H
IGR
Blair
Gatlin
Radke 1-H
Mastin S
Primula
WHT Drilling
HILL COUNTY AREA WELLS – INTITAL PRODUCTION

120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
Internal Rate of Return
1.00
1.25
1.50
1.75
2.00
2.25
2.50
2.75
Initial Flow Rate (MMcfepd)
106.2%
85.0%
61.8%
48.0%
45.2%
25.0%
22.0%
7.2%
NYMEX
RBC
$5.00 Flat

Year	NYMEX Average	RBCCM Deck	Flat Price
2007	$8.43	$7.39	$5.00
2008	8.98	7.39	5.00
2009	8.76	7.39	5.00
2010	8.47	7.39	5.00
2011	8.24	7.39	5.00
2012	8.07	7.39	5.00
Thereafter	8.06	7.39	5.00

Westside Energy
Corporation

Hill County Horizontal Well Economics
Westside Assumptions (Gross):
▪
EUR: 2.0 Bcf per Well.
▪
Initial Rate: 1.75 MMcf/d.
▪
CAPEX (per Well):
−
Drilling Cost - $1.7MM.
−
Completion - $1.3MM.
TOTAL = $3.0MM.
Note:  NYMEX forward strip as of 4/18/06.

▪
Multiple pay zones.
▪
Lower risk drilling.
▪
High Btu content.
▪
Proven production.
▪
Mature infrastructure.
▪
Vertical & horizontal prospects.
▪
1,000+ ft Barnett Shale thickness at a depth
of approximately 7,500 feet.
▪
8,756 gross (4,327 net) acres(1).
▪
35 operated wells and 8 non-operated wells.
▪
Approximately 50 – 110 drilling locations(2).
WHT Leasehold
(1) Subject to joint operating agreements.
(2) Assumes between 60% - 80% productive acres and 60 – 100 acre spacing.
CLAY
MONTAGUE
COOKE
JACK
WISE
DENTON
The North Program is located in Cooke, Denton, Montague and Wise Counties in Texas and has been the primary focus of our drilling and production activities the last two years.  WHT recently drilled the horizontal Fortenberry #2H well, which has been fracture stimulated and is currently unloading.  Encana has drilled 6 horizontal wells in an off-set lease.
North Program

(January 2005 - April 2007)	Hamilton County			Comanche County		
Company	Total Wells Permitted	Vertical Wells	Horizontal Wells	Total Wells Permitted	Vertical Wells	Horizontal Wells
Marathon Oil	7	1	6	-	-	-
Blackwell Oil & Gas	3	3	-	-	-	-
Quicksilver	2	1	1	-	-	-
Delta Petroleum	2	2	-	-	-	-
Sedona Oil & Gas	1	1	-	-	-	-
Harding Co.	-	-	-	8	6	2
Infinity Oil & Gas	-	-	-	7	6	1
Endeavor	-	-	-	3	1	2
Square One	-	-	-	2	2	-
Concho Oil	-	-	-	1	1	-
P.L.O.	-	-	-	1	-	1
Oak Hill Drilling	-	-	-	1	-	1
Paragon Oil & Gas	-	-	-	1	1	-
Arnot	-	-	-	1	1	-

Westside Energy Corporation

➢
Long-term leases (over 8 years remaining).
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Proven production in multiple pay zones.
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130 - 220 ft thick Barnett Shale at a depth of approximately 4,500 feet.
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Vertical & horizontal prospects.
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51,982 gross and net acres.
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Approximately 170 – 385 drilling locations(1).
WHT Leasehold
COMANCHE
CORYELL
HAMILTON
LAMPASAS
MILLS
ERATH
(1) Assumes between 40% - 60% productive acres and 80 – 120 acre spacing.
Table source: Texas Railroad Commission.
The Southwest Program is located in Comanche, Coryell, Hamilton, Mills and Lampasas Counties in Texas.  Drilling in this area by others has been primarily vertical, although horizontal drilling has recently started.   Marathon has drilled and completed 7 wells (1 vertical, 6 horizontal) in Hamilton County.  Marathon is constructing pipeline to the area.
Southwest Program

Westside Capital Structure (as of April 1, 2007)
▪
Liquidity:
–
Cash balance of $14.7 million.
▪
Debt:
–
In March 2007, WHT entered into a $25.0 million senior debt facility with Wellington secured by the Southeast and Southwest assets.
–
Available for acquisitions, additional exploitation of proved locations, drilling of new wells, seismic expenses and G&A.
–
$25.0 million outstanding (as of April 1, 2007).
Capital Structure

Exercise Price	Outstanding Warrants	Remaining Life (Years)	Exercisable # of Shares
$0.50	620,000	2.0	620,000
$2.00	300,000	2.5	300,000
Total	**920,000**		**920,000**

Westside Energy Corporation

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Equity:
▪
Preferred Stock:
•
$0.01 par value.
•
10,000,000 shares authorized.
•
None issued and outstanding.
▪
Common Stock:
•
$0.01 par value.
•
50,000,000 shares authorized.
•
21,458,576 shares issued and outstanding(1).
➢
Common Stock Warrants Outstanding:
(1) As of April 4, 2007.
Capital Structure (Cont’d.)

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Increased Production, Proved Reserves and Gross Acreage Since January 2006:
▪
Production has grown from 0.2 to 2.0 MMcfe/d.
▪
Reserves have grown from 2.0 to 8.9 Bcfe (Avg. BTU content of 1,200).
▪
Increased gross acreage from approximately 68,000 to 76,000.
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Established a Debt Facility to Fund Capital Budget:
▪
Entered into a $25.0 million Debt Facility with Wellington.
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Put in Place a Qualified Management and Operations Team:
▪
Doug Manner – Appointed Chief Executive Officer.
▪
Sean Austin – Appointed Chief Financial Officer.
▪
Brian Gross – Appointed Operations Manager (formerly with Chief Oil and Gas).
➢
Commenced Exploitation of Hill County with Horizontal Drilling:
▪
Executed joint exploration agreement with Forest Oil.
▪
Drilled first Hill County well (Primula #1H – WHT 50% WI); fracture stimulated and completed in January – Initial production over 2.0 mmcfe/d.
▪
Drilled 2nd Hill County well (Ellison #1H – WHT 50% WI); fracture stimulation and completion scheduled for early May.
▪
Drilling 3rd Hill County well (Primula #2H – WHT 50% WI).
Delivering Results

Appendix

Valuation Comparisons
▪
On 11/29/2006, Citigroup assigned net reserves potential of 70 Bcfe to 120 Bcfe to the 7,000 net acres Forest Oil has leased in Hill County.
▪
Estimates are 10 Bcfe to 17 Bcfe per 1,000 acres.
▪
EOG drilled 2 discovery wells in late 2006 in Hill County with I.P.s of 2.7 MMcf/d and 3.2 MMcf/d; estimating EUR of 1.2 Bcfe to 2.0 Bcfe per well.

▪
On 02/17/2007, Wachovia Securities assigned net reserves potential of 170 Bcfe to 283 Bcfe to the 7,000 net acres Forest Oil has leased in Hill County.
▪
Reserve potential estimate based on EOG Resources 60-acre spacing and per-well EUR of 1.5 Bcfe to 2.5 Bcfe.
▪
At an asset value of $2.00 per Mcfe of reserves, the present worth of the Hill County reserves for Forest Oil is estimated at $450.0 million.
Valuation Comparisons

				Proved Reserves	Net
Date	Buyer	Seller	Amount MM	Bcfe	Acres
Jun-06	Chesapeake Energy	Four Seasons/Sinclair	$790	160	39,000
May-06	XTO Energy	Peak Energy	$105	64	33,000
May-06	Devon Energy	Chief Holdings LLC	$2,200	617	169,000
Jan-06	Chesapeake Energy	David Arrington	$270	Undisclosed	13,000
Dec-05	ExxonMobil	Harding Co.	Undisclosed	Undisclosed	Undisclosed
Oct-05	Shell Oil	Sundance Resources	Undisclosed	Undisclosed	75,000
Aug-05	Shell Oil	Undisclosed	Undisclosed	Undisclosed	25,000
Jul-05	Chesapeake Energy	Hallwood Energy	$247	Undisclosed	16,000
Apr-05	Denbury Resources	Undisclosed	$11	Undisclosed	22,000
Jan-05	XTO Energy	Antero Resources	$685	440	61,000
Dec-04	Chesapeake Energy	Hallwood Energy	$277	135	18,000
Based on company news releases.
Barnett Shale M&A Transactions

Management
Douglas G. Manner, Chief Executive Officer
➢
Mr. Manner is currently Chief Executive Officer, President, and Chief Operating Officer for the Company and serves as a Director on the Board. He previously served as the Company’s Chief Operating Officer.
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Previously, Mr. Manner was Senior Vice President and Chief Operating Officer of Kosmos Energy, LLC.
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Prior to Kosmos Energy, Mr. Manner served as President and Chief Operating Officer of White Stone Energy and is currently a Director.
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Mr. Manner has more than 25 years of experience in the oil and natural gas industry, including 15 years at Ryder Scott Petroleum, where he held the position of Senior Vice President.
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Mr. Manner served as Chairman and Chief Executive Officer of Mission Resources (NASDAQ:MSSN), and he previously served as Chief Executive Officer and President of Bellwether Exploration, one of Mission's predecessor companies, from June 2000 until May 2001.
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Mr. Manner holds a Bachelor of Science Degree in Mechanical Engineering from Rice University. He is a professional engineer certified by the Texas Board of Professional Engineers and is a member of the Society of Petroleum Engineers.
Sean J. Austin, Vice President and Chief Financial Officer
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Mr. Austin currently serves as Vice President and Chief Financial Officer. He previously served as the Company’s Controller.
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He spent 23 years with Amerada Hess (NYSE: AHC) holding senior management positions in the company’s New York and Houston offices.
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From 1999 until 2004, Mr. Austin served as Vice President, Finance and Administration, Exploration and Production for Amerada Hess in Houston.
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From 1995 to 1999, he served as Vice President and Corporate Controller in the New York office.
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Mr. Austin brings in-depth knowledge of mergers and acquisitions, internal financial controls and processes, Sarbanes Oxley compliance, cost management and other important upstream financial skills to the Company.
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Prior to joining HESS, Mr. Austin served from 1974 to 1979 as an officer in the United States Navy.
➢
He holds a Bachelors degree in Business Administration from the University of Notre Dame and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth College.
Brian Gross, Operations Manager
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Mr. Gross is the Company’s Operations Manager with responsibilities covering Drill, Completion and Production Operations.
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From June 2005 – June 2006, Mr. Gross served as a Completion and Production Engineer for Chief Oil & Gas and was responsible for completion and stimulation design for Barnett Shale wells.  His efforts were particularly focused on wells in Hill and Johnson Counties.
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Prior to Chief Oil & Gas, Mr. Gross held positions with McBee Operating, Panda Energy International, Chesapeake Energy Corporation, and Western Atlas Logging Services.
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Mr. Gross holds a Bachelor’s Degree in Petroleum Engineering from Texas Tech University and is a member of the Society of Petroleum Engineers.

Board of Directors
Keith D. Spickelmier, Chairman of the Board
➢
Mr. Spickelmier was Co-founder of WHT and has served as a Director of the Company since May 2002.
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Mr. Spickelmier  served as an attorney in the capacities of Counsel and consultant to the law firm of Haynes and Boone, LLP from April 2001 through July 2003.
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Prior to that, Mr. Spickelmier was with the law firms of Verner, Lipfert, Bernhard, McPherson & Hand and Sheinfeld, Maley, & Kay since 1986
➢
He has an undergraduate degree from the University of Nebraska at Kearney and a Law degree from the University of Houston.
➢
President and Director of JK Acquisition Corp. (AMEX:JKA)
John T. Raymond, Director
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Mr. Raymond is a Co-founder and Managing Director in NGP Midstream and Resources.
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Has more than 13 years of executive leadership experience in the oil and natural gas industry.
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Served as both a Director and Chief Executive Officer of Vulcan Energy Corporation.
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Served as a Director of Plains All American (NYSE:PAA)
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Former President and Chief Executive Officer of Plains Resources, Inc.
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Served as President and Chief Operating Officer of Plains Exploration and Production (NYSE:PXP).
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From 1992 to 1998, Mr. Raymond was a Vice President with Howard Weil Labouisse Friedrichs, Inc.
➢
He earned his Bachelor of Science degree in Management from the Tulane University AB Freeman School of Business.
Herbert C. Williamson, III, Director
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Mr. Williamson has more than 30 years of experience in the oil and gas industry and investment banking business.
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Director of Southwest Royalties
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Director of JK Acquisition Corp.
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Served as Director and Chairman of the special committee of Pure Resources in connection with the tender offer made by Unocal (NYSE:UCL).
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Served as Director and Chief Financial Officer of Merlon Petroleum Company.
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Served as Vice Chairman and Executive Vice President for Parker & Parsley Petroleum Company.
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Held executive positions with Petrie Parkman & Co., Credit Suisse First Boston, Lehman Brothers and Jones, Loyd & Webster Inc.
➢
He earned a Bachelor of Arts degree from Ohio Wesleyan University and a Master of Business Administration degree  from Harvard University.
Craig S. Glick, Director
➢
Mr. Glick is Managing Director and General Counsel to NGP Midstream and Resources
➢
Former partner at Kosmos Energy, LLC, a private international oil exploration company focused on offshore West Africa.
➢
From 1999 to 2003, Mr. Glick was President of Hunt Resources, Inc. and Senior Vice President of Hunt Oil Company.
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During the period from 1994  to 1999, he was General Counsel and Chief Financial Officer of Gulf Canada.
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In 1994, Mr. Glick was in charge of acquisitions for Torch Energy.
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He began his career as an attorney with Vinson & Elkins, LLP in the Business Transactions Practice where he made Partner in 1993.
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Mr. Glick obtained his Juris Doctor degree from The University of Texas School of Law in 1985.

Westside Energy
Corporation
4400 Post Oak Parkway, Suite 2530
Houston, TX 77027
Phone: 713-979-2660
Fax: 713-979-2665
www.westsideenergy.com
Ticker Symbol: WHT